Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	1,798	2,011	2,740	2,752	2,468	3,305
Investment securities, at market	237,365	226,471	126,084	114,645	108,702	90,750
Prepaid expense & deposits	30,000	30,000	30,000	30,000	30,000	30,000

TOTAL CURRENT ASSETS	269,163	258,482	158,824	147,397	141,170	124,055

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	1,691,146	2,947,686	2,947,686	2,227,531	2,227,531	2,227,531
Contingent claims	0	0	0	0	0	0

TOTAL OTHER ASSETS	1,691,146	2,947,686	2,947,686	2,227,531	2,227,531	2,227,531

TOTAL ASSETS	1,960,309	3,206,168	3,106,510	2,374,928	2,368,701	2,351,586

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted	July 13, 2010	Signed	/s/ Gary N Thompson	Printed Name of Signatory	Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10
LIABILITIES:
Post-Petition debt (Sched. C)	20,563	66,980	26,796	28,245	33,237	29,440

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,176,877	138,223,294	138,183,110	138,184,559	138,189,551	138,185,754

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	(31,175,772)	(29,976,330)	(30,035,804)	(30,768,835)	(30,780,054)	(30,793,372)

TOTAL SHAREHOLDERS EQUITY	(136,216,568)	(135,017,126)	(135,076,600)	(135,809,631)	(135,820,850)	(135,834,168)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	1,960,309	3,206,168	3,106,510	2,374,928	2,368,701	2,351,586

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10
REVENUE:
Net investment income	209	206	120	61	57	49
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0

OPERATING EXPENSES:
Salaries and benefits	(4,498)	(4,561)	(4,589)	(4,731)	(4,780)	(4,681)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	0	0	0	0	0
Legal fees and expenses	(5,006)	(51,710)	(5,919)	(4,459)	(5,550)	(3,762)
Accounting fees and expenses	0	0	0	0	0	0
Actuarial services	0	0	0	0	0	0
Insurance	(525)	0	(41,708)	0	0	0
Franchise taxes	0	0	(2,002)	0	0	0
Filing fees and expenses	(1,027)	0	(4,090)	(2,978)	0	(3,927)
Overhead expenses	(789)	(789)	(779)	(769)	(746)	(746)
Miscellaneous	(351)	(244)	(507)	0	(200)	(250)

NET OPERATING INCOME / LOSS	(11,987)	(57,098)	(59,474)	(12,876)	(11,219)	(13,317)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Write-off of contingent claim (note)	0	0	0	0	0	0
Equity in operating earnings of AIC	0	1,335,695	0	(734,008)	0	0
Equity in unrealized losses of securities of AIC	0	(79,155)	0	13,853	0	0

TOTAL OTHER INCOME (EXPENSE)	0	1,256,540	0	(720,155)	0	0

NET INCOME (LOSS)	(11,987)	1,199,442	(59,474)	(733,031)	(11,219)	(13,317)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10
CASH DIFFERENCE:
Current ending cash balance	1,798	2,011	2,740	2,752	2,468	3,305
Less ending prior month balance	(2,715)	(1,798)	(2,011)	(2,740)	(2,752)	(2,468)

NET CASH INCREASE (DECREASE)	(917)	213	729	12	(284)	837

SOURCES OF CASH:
Net income (loss)	(11,987)	1,199,442	(59,474)	(733,031)	(11,219)	(13,317)
Write-off of contingent claim	0	0	0	0	0	0
Equity in earnings and unrealized losses of AIC	0	(1,256,540)	0	720,155	0	0

Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	0	10,894	100,387	11,438	5,943	17,951
Prepaid expenses & deposits	30,000	0	0	0	0	0
Increase in:
Post-petition debt	0	46,417	0	1,450	4,992	0
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	18,013	213	40,913	12	(284)	4,634

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	(7,208)	0	0	0	0	0
Decrease in:
Post-petition debt	(11,722)	0	(40,184)	0	0	(3,797)
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(18,930)	0	(40,184)	0	0	(3,797)

NET CASH INCREASE (DECREASE)	(917)	213	729	12	(284)	837

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	1/31/10	2/28/10	3/31/10	4/30/10	5/31/10	6/30/10

TRADE ACCOUNTS PAYABLE	20,563	66,980	26,796	28,245	33,237	29,440
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	20,563	66,980	26,796	28,245	33,237	29,440